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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):   AUGUST 4, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                    001-11077                22-2722773
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(State or Other Jurisdiction         (Commission             (IRS Employer
        of Formation)                File Number)        Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929
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          (Address of Principal Executive Offices, Including Zip Code)



       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.       OTHER EVENTS

On August 4, 2003, DVI, Inc. issued a press release announcing that it was seeking to address liquidity constraits.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1  -  Press Release of the Company, dated August 4, 2003
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  August 4, 2003                      DVI, INC.


                                                 By: /s/ Steven R. Garfinkel
                                                     -------------------------
                                                      Steven R. Garfinkel
                                                      Chief Financial Officer